Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Brookfield Holdings Canada Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

Brookfield Holdings Canada Inc.

Signature:	/s/ Kathy Sarpash

	Name:	Kathy Sarpash

	Title:	Vice President and Secretary

Date:	December 2, 2022

Name of Joint Filer:	Brookfield Private Funds Holdings Inc.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Kathy Sarpash

	Name:	Kathy Sarpash

	Title:	Senior Vice President

Date:	December 2, 2022

Name of Joint Filer:	Brookfield Canada Adviser, LP

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Kathy Sarpash

	Name:	Kathy Sarpash

	Title:	Senior Vice President

Date:	December 2, 2022

Name of Joint Filer:	Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P.

Address of Joint Filer:	c/o Brookfield Asset Management Inc.
Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

By: Brookfield Private Funds Holdings Inc., its General Partner

Signature:	/s/ Kathy Sarpash

	Name:	Kathy Sarpash

	Title:	Senior Vice President

Date:	December 2, 2022

Name of Joint Filer:	Brookfield Asset Management Inc.

Address of Joint Filer:	Brookfield Place
181 Bay Street, Suite 300
Toronto A6 M5J2T3

Relationship of Joint Filer to Issuer:	Other. See Remarks.

Issuer Name and Ticker or Trading Symbol:	Vistra Corp. [NYSE: VST]

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	11/30/2022

Designated Filer:	Brookfield Asset Management Inc.

Signature:	/s/ Kathy Sarpash

	Name:	Kathy Sarpash

	Title:	Senior Vice President – Legal & Regulatory

Date:	December 2, 2022